UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 23, 2009 (December 21, 2009)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4566
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 21, 2009, Monarch Community Bancorp, Inc. amended its bylaws to provide that no person shall be eligible for election or appointed as a director who has attained the age of 75 years at the time of election or appointment.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit Number
3.2	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: December 23, 2009	/s/ Donald L. Denney
Donald L. Denney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
3.2	Amended and Restated Bylaws